Income Taxes - Summary of Gross Unrecognized Tax Benefits (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Reconciliation Of Unrecognized Tax Benefits Excluding Amounts Pertaining To Examined Tax Returns Roll Forward
Beginning balance	$ 854	$ 795
Increases (decreases) related to prior year tax positions	23	(4)
Increase related to current year tax positions	87	63
Ending Balance	$ 964	$ 854